Exhibit 10.1

REFORMED
AGREEMENT

CONCERNING THE EXCHANGE OF SECURITIES

BY AND BETWEEN

DIXIE LEE INTERNATIONAL INDUSTRIES, Inc.

AND

THE SHAREHOLDER OF
 DIXIE LEE FOOD SYSTEMS LTD.,
DIXIE LEE FOOD SYSTEMS (U.S.A.), INC.; AND

DIXIE LEE CAPITAL CORPORATION

AGREEMENT

THIS REFORMED AGREEMENT (“Agreement”) is made as of this 15th day of June 2007, by and between Dixie Lee International Industries, Inc. a Nevada corporation (“PublicCo”) and Joseph Murano (“Murano”), the sole shareholder of (1) 1652437 Ontario Ltd. which, in turn, is the sole shareholder of Dixie Lee Systems Ltd., an Ontario corporation, (“SystemsCA”), (2) Dixie Lee Food Systems (U.S.A.), Inc., a New York corporation (“SystemsUS”) and (3) Dixie Lee Capital Corporation (“CapitalCo”).

WHEREAS, PublicCo desires to acquire all of the issued and outstanding common stock of SystemsCA, SystemsUS and CapitalCo from 1652437 Ontario Ltd.  and Murano, respectively, in exchange for both newly issued unregistered shares of common stock of PublicCo and newly designated and issued unregistered shares of preferred stock of PublicCo;

WHEREAS, 1652437 Ontario Ltd.  agrees to exchange one hundred percent (100%) of the issued and outstanding shares of stock it holds in SystemsCA for Twenty Six Million, Five Hundred Thousand (26,500,000) shares of PublicCo’s Common Stock and Murano agrees to exchange one hundred percent (100%) of the issued and outstanding shares he holds in, SystemsUS and CapitalCo for Three  Million Two Hundred Fifty Thousand (3,250,000) shares of PublicCo’s Acquisition Series of Convertible Preferred Stock (hereinafter defined);

NOW, THEREFORE, intending  to be legally bound, and in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

ARTICLE I
Exchange of Securities

1.1           Issuance of Securities. Subject to the terms and conditions of this Agreement, PublicCo agrees to issue and exchange the Twenty-six Million, Five Hundred Thousand (26,500,000) shares of its Common Stock and the Three Million Two Hundred Fifty Thousand (3,250,000) shares of its Acquisition Series of Convertible Preferred Stock Shares for one hundred percent (100%) of the issued and outstanding shares of stock of SystemsCA, owned by 1652437 Ontario Ltd. and for one hundred percent (100%) of the issued and outstanding shares of stock of SystemsUS and CapitalCo, all of which  are held by Murano.

1.2           Exemption from Registration. The parties hereto intend that all PublicCo common stock to be issued to 1652437 Ontario Ltd. and Murano shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) and/or Regulation D of the Act and rules and regulations promulgated thereunder.  In furtherance thereof, Murano will execute and deliver to PublicCo on the closing date of this Agreement (the “Closing Date”) appropriate investment intent certification.

ARTICLE IIARTICLE II
Representations and Warranties of PrivateCo

Each of SystemsCA, SystemsUS and CapitalCo hereby represents and warrants to PublicCo as follows:

A.  SystemsCA

2.1           Organization. SystemsCA is a corporation duly organized, validly existing and in good standing under the laws of Ontario, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the provinces where its business requires qualification.

2.2           Capital. There are an aggregate of One Hundred (100) shares of SystemsCA common stock outstanding. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating SystemsCA to issue any additional SystemsCA Stock of any class.

2.3           Subsidiaries. SystemsCA currently has no subsidiaries.

2.4           Directors and Executive Officers. The names and titles of the directors and executive officers of SystemsCA are as follows:

Name	Position
Joseph Murano	Sole Officer and Director

2.5           Financial Statements. On or before the Closing Date, SystemsCA shall provide PublicCo with unaudited financial statements of SystemsCA for the three months ended March 31, 2007 and a stub-out to May 31, 2007 (the “SystemsCA Financial Statements”).  The SystemsCA Financial Statements will be prepared in accordance with generally accepted accounting principles and practices consistently followed by SystemsCA throughout the periods indicated, and fairly present the financial position of SystemsCA as of the date of the balance sheets included in the SystemsCA Financial Statements and the results of operations for the periods indicated.

2.6           Absence of Changes. Since May 31, 2007, there has not been any material change in the financial condition or operations of SystemsCA, except as contemplated by this Agreement.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.7           Absence of Undisclosed Liabilities. As of May 31, 2007, SystemsCA did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the SystemsCA Financial Statements.

2.8           Tax Returns. SystemsCA has filed all federal and Provincial tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by SystemsCA.

2.9           Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, PublicCo, its legal counsel and accountants shall have the opportunity to meet with SystemsCA’s accountants and attorneys to discuss the financial condition of SystemsCA during reasonable business hours and in a manner that does not interfere with the normal operation of SystemsCA’s business.  SystemsCA shall make available to PublicCo all books and records of SystemsCA.

2.10           Intellectual Property Rights. SystemsCA owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

2.11           Compliance with Laws. To the best of SystemsCA’s knowledge, SystemsCA has complied with, and is not in violation of, applicable federal, provincial or local statutes, laws and regulations, including federal and provincial securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.12           Litigation. SystemsCA is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of SystemsCA, threatened against or affecting SystemsCA or its business, assets or financial condition.  SystemsCA is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  SystemsCA is not engaged in any material litigation to recover monies due to it.

2.13           Authority. The Board of Directors of 1652437 Ontario Ltd.  has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and 1652437 Ontario Ltd.  has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of 1652437 Ontario Ltd.  and is enforceable in accordance with its terms and conditions.  Murano, as the sole shareholder of 1652437 Ontario Ltd. has agreed to and has approved the terms of this Agreement and the exchange of securities contemplated hereby.

2.14           Ability to Carry Out Obligations. The execution and delivery of this Agreement by 1652437 Ontario Ltd.  and the performance by 1652437 Ontario Ltd.  of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which 1652437 Ontario Ltd.  is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of SystemsCA, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of SystemsCA.

2.15           Full Disclosure . None of the representations and warranties made by SystemsCA herein or in any exhibit, certificate or memorandum furnished or to be furnished by SystemsCA, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16           Assets. SystemsCA’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.17           Material Contracts. SystemsCA’s material contracts are attached hereto as Exhibit 2.17.

2.18           Indemnification. 1652437 Ontario Ltd.  agrees to indemnify, defend and hold PublicCo harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against PublicCo which arise out of, or result from (i) any breach by 1652437 Ontario Ltd.  in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by SystemsCA under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by SystemsCA in this Agreement.

2.19           Criminal or Civil Acts  For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of SystemsCA has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding, with the exception of Joseph Murano making a voluntary assignment into bankruptcy in May 2005 as a result of events entirely unconnected with his business activities.  Mr. Murano received his discharge without opposition several months later.

2.20           Restricted Securities.  SystemsCA and Murano acknowledge that all of the PublicCo Shares issued by PublicCo are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

B. SystemsUS

2.21           Organization. SystemsUS is a corporation duly organized, validly existing and in good standing under the laws of New York, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.22           Capital. There are an aggregate of One Hundred (100) shares of SystemsUS’ common stock outstanding. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating SystemsUS to issue any additional SystemsUS Stock of any class.

2.23           Subsidiaries. SystemsUS currently has no subsidiaries.

2.24           Directors and Executive Officers. The names and titles of the directors and executive officers of SystemsUS are as follows:

Name	Position
Joseph Murano	Sole Officer and Director

2.25           Financial Statements On or before the Closing Date, SystemsUS shall provide PublicCo with unaudited financial statements of SystemsUS for the three months ended March 31, 2007 and a stub-out to May 31, 2007 (the “SystemsUS Financial Statements”).  The SystemsUS Financial Statements will be prepared in accordance with generally accepted accounting principles and practices consistently followed by SystemsUS throughout the periods indicated, and fairly present the financial position of SystemsUS as of the date of the balance sheets included in the SystemsUS Financial Statements and the results of operations for the periods indicated.

2.26           Absence of Changes . Since May 31, 2007, there has not been any material change in the financial condition or operations of SystemsUS, except as contemplated by this Agreement.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.27           Absence of Undisclosed Liabilities. As of May 31, 2007, SystemsUS did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the SystemsUS Financial Statements.

2.28           Tax Returns. SystemsUS has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by SystemsUS.

2.29           Investigation of Financial Condition Without in any manner reducing or otherwise mitigating the representations contained herein, PublicCo, its legal counsel and accountants shall have the opportunity to meet with SystemsUS’s accountants and attorneys to discuss the financial condition of SystemsUS during reasonable business hours and in a manner that does not interfere with the normal operation of SystemsUS’s business.  SystemsUS shall make available to PublicCo all books and records of SystemsUS.

2.30           Intellectual Property Rights SystemsUS owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

2.31           Compliance with Laws To the best of SystemsUS’s knowledge, SystemsUS has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.32           Litigation . SystemsUS is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of SystemsUS, threatened against or affecting SystemsUS or its business, assets or financial condition.  SystemsUS is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  SystemsUS is not engaged in any material litigation to recover monies due to it.

2.33           Authority. The Board of Directors of SystemsUS has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and SystemsUS has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of SystemsUS and is enforceable in accordance with its terms and conditions.  A majority of Murano have agreed to and have approved the terms of this Agreement and the exchange of securities contemplated hereby.

2.34           Ability to Carry Out Obligations. The execution and delivery of this Agreement by SystemsUS and the performance by SystemsUS of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which SystemsUS is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of SystemsUS, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of SystemsUS.

2.35           Full Disclosure. None of the representations and warranties made by SystemsUS herein or in any exhibit, certificate or memorandum furnished or to be furnished by SystemsUS, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.36           Assets. SystemsUS’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.37           Material Contracts. SystemsUS’s material contracts are attached hereto as Exhibit 2.17.

2.38           Indemnification. SystemsUS agrees to indemnify, defend and hold PublicCo harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against PublicCo which arise out of, or result from (i) any breach by SystemsUS in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by SystemsUS under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by SystemsUS in this Agreement.

2.39           Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of SystemsUS has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding, with the exception of Joseph Murano making a voluntary assignment into bankruptcy in May 2005 as a result of events entirely unconnected with his business activities.  Mr. Murano received his discharge without opposition several months later.

2.40           Restricted Securities .  SystemsUS and Murano acknowledge that all of the PublicCo Shares issued by PublicCo are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act. C.  CapitalCo

2.41           Organization. CapitalCo is a corporation duly organized, validly existing and in good standing under the laws of Ontario, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.42           Capital. There is One (1) share of CapitalCo’s common stock outstanding. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating CapitalCo to issue any additional CapitalCo Stock of any class.

2.43           Subsidiaries. CapitalCo currently has no subsidiaries.

2.44           Directors and Executive Officers2.4Directors and Executive Officers . The names and titles of the directors and executive officers of CapitalCo are as follows:

Name	Position
Joseph Murano	Sole Officer and Director

2.45           Financial Statements. On or before the Closing Date, CapitalCo shall provide PublicCo with unaudited financial statements of CapitalCo for the three months ended March 31, 2007 and a stub-out to May 31, 2007 (the “CapitalCo Financial Statements”).  The CapitalCo Financial Statements will be prepared in accordance with generally accepted accounting principles and practices consistently followed by CapitalCo throughout the periods indicated, and fairly present the financial position of CapitalCo as of the date of the balance sheets included in the CapitalCo Financial Statements and the results of operations for the periods indicated.

2.46           Absence of Changes. Since May 31, 2007, there has not been any material change in the financial condition or operations of CapitalCo, except as contemplated by this Agreement.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.47           Absence of Undisclosed Liabilities. As of May 31, 2007, CapitalCo did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the CapitalCo Financial Statements.

2.48           Tax Returns. CapitalCo has filed all federal and provinicial tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by CapitalCo.

2.49           Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, CapitalCo, its legal counsel and accountants shall have the opportunity to meet with CapitalCo’s accountants and attorneys to discuss the financial condition of CapitalCo during reasonable business hours and in a manner that does not interfere with the normal operation of CapitalCo’s business.  CapitalCo shall make available to CapitalCo all books and records of CapitalCo.

2.50           Intellectual Property Rights. CapitalCo owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

2.51           Compliance with Laws . To the best of CapitalCo’s knowledge, CapitalCo has complied with, and is not in violation of, applicable federal, provincial or local statutes, laws and regulations, including federal and provincial securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.52           Litigation. CapitalCo is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of CapitalCo, threatened against or affecting CapitalCo or its business, assets or financial condition.  CapitalCo is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  CapitalCo is not engaged in any material litigation to recover monies due to it.

2.53           Authority. The Board of Directors of CapitalCo has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and CapitalCo has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of CapitalCo and is enforceable in accordance with its terms and conditions.  A majority of Murano have agreed to and have approved the terms of this Agreement and the exchange of securities contemplated hereby.

2.54           Ability to Carry Out Obligations. The execution and delivery of this Agreement by CapitalCo and the performance by CapitalCo of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which CapitalCo is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of CapitalCo, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of CapitalCo.

2.55           Full Disclosure. None of the representations and warranties made by CapitalCo herein or in any exhibit, certificate or memorandum furnished or to be furnished by CapitalCo, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.56           Assets . CapitalCo’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.57           Material Contracts. CapitalCo’s material contracts are attached hereto as Exhibit 2.17.

2.58           Indemnification. CapitalCo agrees to indemnify, defend and hold PublicCo harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against PublicCo which arise out of, or result from (i) any breach by CapitalCo in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by CapitalCo under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by CapitalCo in this Agreement.

2.59           Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of CapitalCo has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding, with the exception of Joseph Murano making a voluntary assignment into bankruptcy in May 2005 as a result of events entirely unconnected with his business activities.  Mr. Murano received his discharge without opposition several months later.

2.60           Restricted Securities.  CapitalCo and Murano acknowledge that all of the PublicCo Shares issued by PublicCo are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

ARTICLE III

Representations and Warranties of PublicCo

PublicCo represents and warrants that:

3.1           Organization. PublicCo is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2           Capital. The authorized capital stock of PublicCo consists of Two Hundred Fifty Million Shares of $0.001 par value Common Stock and Ten Million Shares of $0.001 par value Preferred Stock, of which Twenty Seven Million, Eighty Eight Thousand, Seven Hundred Fifty One Shares of Common Stock will be outstanding on the Closing Date, and 0 Shares of $0.001 par value Preferred Stock, none of which are outstanding. All of the outstanding Shares of Common Stock is duly and validly issued, fully paid and non-assessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating PublicCo to issue any additional shares of its capital stock of any class.

3.3           Subsidiaries. PublicCo does not have any subsidiaries or own any interest in any other enterprise.

3.4           Directors and Officers. The names and titles of the directors and executive officers of PublicCo are as follows:

Name	Position
Joseph Murano	President and Director
David Silvester	Vice President and Director
Ronald Silvestri	Secretary and Director
Mark Graham	Director

3.5           Financial Statements. Exhibit 3.5 hereto consists of the prepared by management financial statements of PublicCo for the period from inception through December 31, 2006, March 31, 2007 and May 31, 2007 (the “PublicCo Financial Statements”). These financials statements will be submitted to the PublicCo’s auditor for review and audit. The PublicCo Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by PublicCo throughout the period indicated, and fairly present the financial position of PublicCo as of the date of the balance sheet included in the PublicCo Financial Statements and the results of operations for the period indicated.

3.6           Absence of Changes. Since May 31, 2007, there has not been any material change in the financial condition or operations of PublicCo, except as contemplated by this Agreement.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

3.7           Absence of Undisclosed Liabilities. As of May 31, 2007, PublicCo did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the PublicCo Financial Statements.

3.8           Tax Returns. PublicCo has filed all federal, state and local tax returns required by law and have paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 3.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by PublicCo.

3.9           Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, PrivateCo, its legal counsel and accountants shall have the opportunity to meet with PublicCo’ accountants and attorneys to discuss the financial condition of PublicCo during reasonable business hours and in a manner that does not interfere with the normal operation of PublicCo’ business.  PublicCo shall make available to PrivateCo all books and records of PublicCo.

3.10           Intellectual Property Rights. PublicCo has no trademarks, service marks, trade names, copyrights or patents material to its business.

3.11           Compliance with Laws. To the best of PublicCo’ knowledge, PublicCo has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

3.12           Litigation. PublicCo is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of PublicCo, threatened against or affecting PublicCo or its business, assets or financial condition.  PublicCo is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  PublicCo is not engaged in any material litigation to recover monies due to it.

3.13           Authority. The Board of Directors of PublicCo has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and PublicCo has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of PublicCo and is enforceable in accordance with its terms and conditions.

3.14           Ability to Carry Out Obligations. The execution and delivery of this Agreement by PublicCo and the performance by PublicCo of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which PublicCo is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of PublicCo, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of PublicCo.

3.15           Full Disclosure. None of the representations and warranties made by PublicCo herein or in any exhibit, certificate or memorandum furnished or to be furnished by PublicCo, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

3.16           Assets. PublicCo’ assets are fully included in Exhibit 3.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 3.5.

3.17           Material Contracts. PublicCo does not have any material contracts.

3.18           Indemnification. PublicCo agrees to indemnify, defend and hold PrivateCo harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against PrivateCo which arise out of, or result from (i) any breach by PublicCo in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by PublicCo  under this Agreement, (ii) a failure of any representation or warranty in this Article III or (iii) any untrue statement made by PublicCo in this Agreement.

3.19           Criminal or Civil Acts.  For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of PublicCo has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding, with the exception of Joseph Murano making a voluntary assignment into bankruptcy in May 2005 as a result of events entirely unconnected with his business activities.  Mr. Murano received his discharge without opposition several months later.

ARTICLE IV

Covenants Prior to the Closing Date

4.1           Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same.  Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request.  If during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

4.2           Conduct of Business Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business.  Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities.  Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

4.3           Confidential Information.  Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement.  Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

4.4           Notice of Non-Compliance  Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

ARTICLE V

Conditions Precedent to PublicCo’s Performance

5.1           Conditions. PublicCo’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V.  PublicCo may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by PublicCo of any other condition of or any of PublicCo’s other rights or remedies, at law or in equity, if 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo or Murano shall be in default of any of its or his representations, warranties or covenants under this Agreement.

5.2           Accuracy of Representations.  Except as otherwise permitted by this Agreement, all representations and warranties by 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano  in this Agreement or in any written statement that shall be delivered to PublicCo by 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo or Murano under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3           Performance. 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

5.4           Absence of Litigation. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against PrivateCo on or before the Closing Date.

5.5           Officer’s Certificate. PrivateCo shall have delivered to PublicCo a certificate dated the Closing Date signed by the Chief Executive Officer of PrivateCo certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

5.6           Corporate Action. PrivateCo shall have obtained the approval of Murano for the transaction contemplated by this Agreement.

5.7           Acceptance of Financial Statements. PublicCo shall have reviewed and in its sole discretion accepted, prior to the Closing Date, the PrivateCo Financial Statements as set forth in Exhibit 2.5.

ARTICLE VI

Conditions Precedent to PrivateCo’s Performance

6.1           Conditions. PrivateCo’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. PrivateCo may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by PrivateCo of any other condition of or any of PrivateCo’s rights or remedies, at law or in equity, if PublicCo shall be in default of any of its representations, warranties or covenants under this Agreement.
6.2           Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by PublicCo in this Agreement or in any written statement that shall be delivered to PrivateCo by PublicCo under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3           Performance. PublicCo shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4           Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against PublicCo on or before the Closing Date.

6.5           Officer’s Certificate. PublicCo shall have delivered to 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano  a certificate dated the Closing Date signed by the Chief Executive Officer of PublicCo certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

6.6           Payment of Liabilities. On or before the Closing Date, PublicCo shall have paid any outstanding obligations and liabilities of PublicCo through the Closing Date, including obligations created subsequent to the execution of this Agreement.

6.7           Directors of PublicCo. On the Closing Date, the Board of Directors of PublicCo shall appoint the designees of Murano to PublicCo’s Board of Directors and simultaneously resign from the Board of Directors.

6.8           Officers of PublicCo. On the Closing Date, the newly constituted Board of Directors of PublicCo shall elect the officers of PublicCo as set forth in Section 2.4, above and PublicCo’s existing executive officers shall resign.

ARTICLE VII

Closing

7.1           Closing. The closing of this Agreement shall be held at the offices of Gary A. Agron or at any mutually agreeable place on or prior to June 18, 2007, unless extended by mutual agreement.  At the closing:

(a)
1652437 Ontario Ltd. and Murano  shall deliver to PublicCo Ontario Ltd. (i) copies of Exhibit 1.2 executed by Murano, (ii) an assignment of all of the stock of SystemsCA, SystemsUS and CapitalCo, (iii) the officer’s certificate described in Section 5.5, and (iv)signed minutes of 1652437 Ontario Ltd.’s  directors approving this Agreement.

(b)
PublicCo shall deliver to 1652437 Ontario Ltd.  (i) certificates representing Twenty Six Million, Five Hundred Thousand (26,500,000) shares of PublicCo’s Common Stock to be transferred to Murano, (ii) the officer’s certificate described in Section 6.5, (iii) signed minutes of its directors approving this Agreement, and (iv) resignations of its executive officers and directors pursuant to Sections 6.7 and 6.8. and the election of new officers and directors.

(c)
PublicCo shall deliver to Murano  (i) certificates representing Three Million, Two Hundred Fifty Thousand (3,250,000) shares of PublicCo’s Acquisition Series of Convertible Preferred Stock (to be designated) to be transferred to Murano, (ii) the officer’s certificate described in Section 6.5, (iii) signed minutes of its directors approving this Agreement, and (iv) resignations of its executive officers and directors pursuant to Sections 6.7 and 6.8. and the election of new officers and directors.

ARTICLE VIII
Covenants Subsequent to the Closing Date

8.1           Registration and Listing . Following the Closing Date, PublicCo shall:

(a)	Continue PublicCo’s common stock quotation on the Pink Sheets, LLC’s quotation system; a quote can also be obtained on the Electronic Over-the-Counter Bulletin Board.

(b)	Comply with the Form 8-K requirements of the Securities Act of 1934, including the timely preparation and filing of audited financial statements as required by Form 8-K;

(c)	Promptly retain a qualified investor and public relations firm; and

(d)
Clear any Rule 144 sales of PublicCo common stock offered by any PublicCo common stockholder including affiliates or former affiliates of PublicCo within forty-eight (48) hours of the filing of the Notice of Sale pursuant to Rule 144.

ARTICLE IX

Miscellaneous

9.1           Captions and Headings. The article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

9.2           No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

9.3           Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions.  No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4           Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

9.5           Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6           Choice of Law. This Agreement and its application shall be governed by the laws of the State of Nevada
9.7           Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8           Notices All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

PublicCo:	Dixie Lee International Industries, Inc. 7 Snow Road, Unit 4 Napanee, Ontario Canada K7R 0A2 Attn: Joseph Murano, Chief Executive Officer

SystemsCA:	Dixie Lee Food Systems, Ltd.. 7 Snow Road Napanee, Ontario, Canada K7R 0A2 Attn: Joseph Murano, Chief Executive Officer

SystemsUS:	Dixie Lee Food Systems, Ltd.. 7 Snow Road Napanee, Ontario, Canada K7R 0A2 Attn: Joseph Murano, Chief Executive Officer

CapitalCo:	Dixie Lee Food Systems, Ltd.. 7 Snow Road Napanee, Ontario, Canada K7R 0A2 Attn: Joseph Murano, Chief Executive Officer

Mr. Murano:	Mr. Joseph Murano
c/o Dixie Lee Food Systems, Ltd.. 7 Snow Road Napanee, Ontario, Canada K7R 0A2 Attn: Joseph Murano, Chief Executive Officer

With a copy to:	Richard C. Fox Fox Law Offices, P.A. 131 Court St., #11 Exeter, New Hampshire 03833

9.9             Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10           Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.11           Finders. Northwest Corporate Services acted as finder for this transaction.

9.12           Announcements.  The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

9.13           Expenses. Each party will bear their own expenses, including legal fees incurred in connection with this Agreement.  Murano shall not be responsible for any costs incurred in connection with the transaction contemplated by this Agreement.

9.14           Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing Date.

9.15           Exhibits. As of the execution hereof, the parties have provided each other with the exhibits described herein.  Any material changes to the exhibits shall be immediately disclosed to the other party.

9.16           Termination, Amendment and Waiver.

(a)           Termination.  This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of matters presented in connection with the share exchange by the various stockholders of any party:

(1)           By mutual written consent of all parties;

(2)	By any of 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano or PublicCo;

(i)
If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

(ii)
If the transaction shall not have been consummated on or before July 1, 2007, unless the failure to consummate the transaction is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.

(3)           By PublicCo, if 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano breaches any of its/his representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

(4)           By 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano  if PublicCo breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

(b)           Effect of Termination.  In the event of termination of this Agreement by either PublicCo or 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of 1652437 Ontario Ltd., SystemsCA, SystemsUS, CapitalCo and Murano  or PublicCo, and such termination shall not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

(c)           Extension; Waiver.  At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(d)           Procedure for Termination, Amendment, Extension or Waiver.  A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of PrivateCo or PublicCo, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

[Remainder of Page Intentionally Blank; Signature Page Follows]

In witness whereof, the parties have executed this Agreement concerning the exchange of securities on the date indicated above.

DIXIE LEE INTERNATIONAL INDUSTRIES, INC.

By:           /s/Joseph Murano
Joseph Murano, Pres.

1652437 ONTARIO LTD.

By:           /s/Joseph Murano
Joseph Murano, Pres.

/s/Joseph Murano
Joseph Murano, individually

B.  There are no management contracts at this time.
C.  There are no other material contracts that need to be included at this time.